Exhibit 10.87




                                 NAB GROUP - USA
                           DEFERRED COMPENSATION PLAN


                          (Effective February 10, 1998)
                  (Amended November 14, 2000--First Amendment)
                   (Amended March 20, 2001--Second Amendment)

                                TABLE OF CONTENTS



ARTICLE I Establishment and Purpose                                            1

   1.1   Establishment and Purpose                                             1
         -------------------------

ARTICLE II  Definitions                                                        1

   2.1   Account Balance                                                       1
         ---------------
   2.2   Allocation Election Form                                              1
         ------------------------
   2.3   Beneficiary                                                           2
         -----------
   2.4   Change in Control                                                     2
         -----------------
   2.5   Chief Executive Officer                                               4
         -----------------------
   2.6   Code                                                                  4
         ----
   2.7   Compensation                                                          4
         ------------
   2.8   Compensation Agreements                                               4
         -----------------------
   2.9   Compensation Dispersal Agreement                                      4
         --------------------------------
   2.10     Compensation Reduction Agreement                                   4
            --------------------------------
   2.11     Company                                                            4
            -------
   2.12     Cause                                                              4
            -----
   2.13     Deferred Compensation Committee                                    5
            -------------------------------
   2.14     Disability                                                         5
            ----------
   2.15     Early Withdrawal                                                   5
            ----------------
   2.16     Employee                                                           5
            --------
   2.17     Employer                                                           5
            --------
   2.18     ERISA                                                              5
            -----
   2.19     Fiscal Year                                                        5
            -----------
   2.20     Interim Distribution                                               5
            --------------------
   2.21     Interim Distribution Balance                                       5
            ----------------------------
   2.22     Interim Distribution Date                                          5
            -------------------------
   2.23     Interim Distribution Dispersal Agreement                           6
            ----------------------------------------
   2.24     Involuntary Termination of Employment                              6
            -------------------------------------
   2.25     Participant                                                        6
            -----------
   2.26     Participating Employer                                             6
            ----------------------
   2.27     Plan                                                               7
            ----
   2.28     Plan Year                                                          7
            ---------
   2.29     Spouse                                                             7
            ------
   2.30     Termination Benefit                                                7
            -------------------
   2.31     Termination Benefit Dispersal Agreement                            7
            ---------------------------------------
   2.32     Termination of Employment                                          7
            -------------------------
   2.33     Voluntary Deferrals                                                7
            -------------------

ARTICLE III  Eligibility and Participation                                     7

   3.1   Eligibility and Participation                                         7
         -----------------------------
   3.2   Duration                                                              7
         --------
   3.3   Revocation of Future Participation                                    7
         ----------------------------------
   3.4   Notification                                                          8
         ------------

ARTICLE IV  Compensation Reduction Agreements and Account Balances

   4.1   Compensation Reduction Agreements                                     8
         ---------------------------------
   4.2   Termination Benefit Election                                          8
         ----------------------------
   4.3   Interim Distribution Election                                         9
         -----------------------------
   4.4   Prohibition Against Compensation Reduction Agreement Modifications    9
         ------------------------------------------------------------------
   4.5   Adjustments to Account Balances                                       9
         -------------------------------

ARTICLE V  Benefit Payments and Certain Withdrawals                           11

   5.1   Termination Benefit                                                  11
         -------------------
   5.2   Form of Payment for Termination Benefit                              11
         ---------------------------------------
   5.3   Disability Benefit                                                   11
         ------------------
   5.4   Death Benefit                                                        12
         -------------
   5.5   Change in Control                                                    12
         -----------------
   5.6   Interim Distribution                                                 12
         --------------------
   5.7   Early Withdrawal                                                     13
         ----------------
   5.8   Hardship Withdrawal                                                  13
         ------------------
ARTICLE VI  Administration                                                    13

   6.1   Plan Administration                                                  13
         -------------------
   6.2   Withholding                                                          13
         -----------
   6.3   Indemnification                                                      14
         ---------------
   6.4   Expenses                                                             14
         --------
   6.5   Delegation of Authority                                              14
         -----------------------
   6.6   Binding Decisions or Actions                                         14
         ----------------------------

ARTICLE VII  Amendment and Termination                                        14

   7.1   Amendment and Termination                                            14
         -------------------------
   7.2   Constructive Receipt Termination                                     14
         --------------------------------

ARTICLE VIII  Funding                                                         15

   8.1   General Assets                                                       15
         --------------
   8.2   Rabbi Trust                                                          15
         -----------

ARTICLE IX   General Conditions

   9.1   Anti-assignment Rule                                                 15
         --------------------
   9.2   No Legal or Equitable Rights or Interest                             15
         ----------------------------------------
   9.3   No Employment Contract                                               15
         ----------------------
   9.4   Headings                                                             16
         --------
   9.5   Invalid or Unenforceable Provisions                                  16
         -----------------------------------
   9.6   Governing Law                                                        16
         -------------

                                 NAB GROUP - USA
                           DEFERRED COMPENSATION PLAN
                          (Effective February 10, 1998)
                       (First Amendment November 14, 2000)
                       -----------------------------------
                        (Second Amendment March 20, 2001)
                        ---------------------------------


                       ARTICLE I Establishment and Purpose

1.1      Establishment and Purpose.  Each  Participating  Employer hereby adopts
         -------------------------
         the NAB Group - USA Deferred Compensation Plan (the "Plan"), effective as of February 10, 1998 (the "Effective Date"). The purpose of the Plan is to provide each Participant in the Plan with an opportunity to defer receipt of salary, bonus, and other specified cash compensation. The Plan is intended to benefit a "select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of ERISA, and to be therefore exempt from the requirements of Parts 2, 3 and 4 of Title I of ERISA.


                             ARTICLE II Definitions

2.1      Account Balance.  Account Balance means the value of each Participant's
         ---------------
         deferred compensation account balance under the Plan. The Account Balance shall be composed of the following bookkeeping accounts: the Interim Distribution Balance (which may be divided into sub-accounts if the Participant elects more than one Interim Distribution Date); and the Termination Benefit Balance. Any hypothetical investment gains or losses shall be attributed to the respective balance. A Participant's Account Balance shall be maintained in accordance with Section 4.5. The Account Balance shall not constitute or be treated as an escrow, trust fund, or any other type of funded account for Code or ERISA purposes and, moreover, contingent amounts credited thereto shall not be considered "plan assets" for ERISA purposes. The Account Balance merely provides a record of the bookkeeping entries relating to the contingent benefits that the respective Participating Employer intends to provide Participant and shall thus reflect a mere unsecured promise to pay such amount in the future.

2.2      Allocation  Election  Form.  Allocation  Election  Form  means the form
         --------------------------
         approved by the Deferred Compensation Committee on which the Participant designates his or her choice of hypothetical investments, and the allocation among them, for purposes of determining earnings which are attributed to the Voluntary Deferrals in Participant's Account Balance. It also means the form approved by the Deferred Compensation Committee on which a Participant reallocates any Account Balance among hypothetical investments previously selected, selects new hypothetical investments, and/or transfers portions of Account Balances from one hypothetical investment to another. The elected allocation shall remain in effect from Plan Year to Plan Year unless a new Allocation Election Form is filed by the Participant. The effective date of any requested change in an elected allocation shall be the first business day of the next calendar quarter (unless a different effective date is established by the Deferred Compensation Committee), provided the Allocation Election Form is filed prior to the cut-off date established by the Deferred Compensation Committee.

2.3      Beneficiary.  Beneficiary  means a  natural  person,  estate,  or trust
         -----------
         designated by a Participant in accordance with Section 4.1 to receive benefits under and in accordance with provisions of the Plan. The Participant's estate shall be the Beneficiary if:

         (a) the Participant has not designated a natural person or trust as Beneficiary, or

         (b) the designated Beneficiary has predeceased the Participant.

2.4      Change in Control. Change in Control means the occurrence of any of the
         -----------------
         following:

         (a) individuals who, on the Effective Date, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors of the Company (the "Board"), provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to an Incumbent Director;

         (b) any person (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (A) by the Company or any subsidiary, (B) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary, (C) by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), or (E) a transaction (other than one described in (c) below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors approve a resolution providing expressly that the acquisition pursuant to this clause (E) does not constitute a Change in Control under this paragraph
         (b);

         (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction");

         (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a sale of all or substantially all of the Company's assets; or

         (e) the consummation of any sale or disposition of the Company's ownership interest (direct or indirect) in a Participating Employer that results in the Company no longer maintaining at least a 50%
         ownership interest (directly or indirectly) in such Participating Employer. For the avoidance of doubt, such sale or disposition shall be considered a Change of Control only for such affected Participating Employer (and its related Participants) and not for any other Participating Employer not so affected.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided,
                                                                       --------
         that if after
         ----

         such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

2.5      Chief Executive  Officer.  Chief Executive Officer means the individual
         ------------------------
         holding the title of Chief Executive Officer, or if no such individual holds such title, the individual who performs the functions usually performed by a Chief Executive Officer of a widely-held publicly-traded corporation.

2.6      Code.  Code means the Internal  Revenue  Code of 1986,  as amended from
         ----
         time to time.

2.7      Compensation.  Compensation  means,  for  purposes  of this Plan,  base
         ------------
         salary (including any employee contributions under a Code section 401k or 125 plan of a Participating Employer or approved by the Deferred Compensation Committee as compensation for purposes of this Plan), cash bonus (annual, incentive or otherwise), and other cash compensation.

2.8      Compensation   Agreements.   Compensation  Agreements  shall  mean  the
         -------------------------
         Compensation   Reduction  Agreement  and  the  Compensation   Dispersal
         Agreement.

2.9      Compensation  Dispersal  Agreement.  Compensation  Dispersal  Agreement
         ---------------------------------
         shall mean the Interim Distribution Dispersal Agreement and/or the Termination Benefit Dispersal Agreement, as the context requires.

2.10     Compensation  Reduction  Agreement.  Compensation  Reduction  Agreement
         ---------------------------------
         shall mean, as applicable, the salary deferral election form, the bonus deferral election form, or such other forms furnished by the Deferred Compensation Committee, on which a Participant elects the amount of a Voluntary Deferral.

2.11     Company.  Company  means  National  Australia  Bank,  Ltd.,  a  company
         -------
         organized under the laws of Australia.

2.12     Cause.  Cause  shall mean (a) the willful and  continued  failure  (not
         -----
         resulting from Disability) by Participant to substantially perform Participant's customary duties with the Employer after demand by the Employer, which demand identifies the manner in which the Employer believes that the Participant has not substantially performed Participant's customary duties, (b) gross negligence or willful misconduct by the Participant in the execution of his/her professional duties that is materially injurious to the Employer, (c) conviction of Participant of, or a plea by Participant of nolo contendere to, a felony, or (d) willful breach by Participant of a material policy, program or rule of Employer, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by Participant promptly after receipt of notice thereof is given by the Employer.

2.13     Deferred Compensation Committee.  Deferred Compensation Committee means
         --------------------------------
         a committee composed of one employee from each Participating Employer, in each case who shall be appointed by the Chief Executive Officer of each Participating Employer, and who shall serve until the earlier of termination of employment or appointment of a replacement by the then Chief Executive Officer of such Participating Employer; provided further, in the event there is only one Participating Employer, then the committee shall be composed of two employees from such Participating Employer.

2.14     Disability.  Disability means that a Participant has been determined to
         ----------
         have incurred total and permanent disability, as defined by the long-term disability ("LTD") group plan in which the Participant participates as of the date of total and permanent disability.

2.15     Early Withdrawal.  Early Withdrawal means a voluntary distribution by a
         -----------------
         Participant from a Participant's Account Balance, which Account Balance shall be subject to a 10% forfeiture and such other penalties and provisions as set forth in Article V of the Plan.

2.16     Employee.  Employee means a full-time salaried employee of an Employer.
         --------

2.17     Employer.  Employer  means,  with  respect to any  Employee  (or former
         --------
         Employee), the particular Participating Employer that employs (or formerly employed) such Employee.

2.18     ERISA. ERISA means the Employee Retirement Income Security Act of 1974,
         -----
         as amended from time to time.

2.19     Fiscal  Year.  Fiscal  Year  means  October  1  through  September  30.
         -----------

2.20     Interim  Distribution.  Interim  Distribution  means a lump sum payment
         --------------------
         within forty-five (45) days following the Interim Distribution Date to the Participant from the Interim Distribution Balance sub-account pertaining to that Interim Distribution. A Participant may elect to have one or more Interim Distributions but no more than three Interim Distribution Dates may be outstanding at any given time.

2.21     Interim  Distribution  Balance.  Interim  Distribution  Balance means a
         ----------------------------
         separate bookkeeping account within the Account Balance. The Interim Distribution Balance is created whenever a Participant elects to receive an Interim Distribution pursuant to an Interim Distribution Dispersal Agreement. If the Participant elects multiple Interim Distributions, a separate bookkeeping sub-account within Distribution Balance shall be maintained for each Interim Distribution. Any Voluntary Deferrals in connection with Interim Distributions shall be deposited into the Interim Distribution Balance. Interim Distributions shall be reflected in the balance of the respective Interim Distribution Balance bookkeeping sub-account.

2.22     Interim  Distribution  Date.  Interim  Distribution Date shall mean the
         --------------------------
         first business day of any calendar year selected by the Participant, provided that such date shall not be less than one (1) year from the end of the Plan Year to which the Compensation relates.

2.23     Interim  Distribution  Dispersal  Agreement.  The Interim  Distribution
         -------------------------------------------
         Dispersal Agreement means the form on which the Participant elects the Interim Distribution Date in connection with a Voluntary Deferral.

2.24     Involuntary  Termination  of  Employment.  Involuntary  Termination  of
         ----------------------------------------
         Employment means termination by Participant of employment with his/her Employer that is based on any of the following: (a) the Employer's assignment to Participant of duties that are substantially non-executive or non-managerial in nature; (b) a material adverse change in Participant's position as an executive of the Employer, including, without limitation, a change that results in a significant diminution in the Participant's duties and responsibilities; (c) a reduction in salary or bonus opportunity for the Participant, or material reduction of his/her benefits and perquisites; or (d) the Employer's requirement that the Participant move his/her principal office beyond a radius of fifty (50) miles from Participant's principal office; provided, however, such termination shall not be deemed Involuntary Termination of Employment unless the Participant gives the Employer written notice of such situation and the Employer fails to correct such situation within thirty (30) days thereafter. Involuntary Termination of Employment shall also include termination stemming from the Disability of the Participant as well as termination based on a reduction in force or layoff. Notwithstanding the above, Involuntary Termination shall not include termination of Participant's employment based on Cause.

2.25     Participant.  Participant  means (i) an  Employee  who is a member of a
         -----------
         select group of management or highly compensated employees, who is selected to participate in this Plan in accordance with Section 3.1, and who timely elects to participate in this Plan in accordance with
         Article IV, and (ii) any person that becomes a Participant  pursuant to
         Section 3.5. A Participant's continued participation in the Plan shall be governed by Article III, including Section 3.2.

2.26     Participating  Employer.  Participating  Employer means any entity with
         -----------------------
         operations in the United States that is more than 50% owned (directly or indirectly) by the Company, and that adopts this Plan with the approval of the Company. As of the Effective Date, Participating Employer shall include Michigan National Corporation, HomeSide, Inc. and National Australia Bank Ltd. (New York Branch) (and any subsidiaries designated by such entities as a Participating Employer). In connection with the March 20, 2001 amendment to the Plan ("Second Amendment"), the following is acknowledged by HomeSide International, Inc. (f/k/a HomeSide, Inc.) and HomeSide Lending, Inc.: (a) HomeSide Lending, Inc., is a Participating Employer, having been so designated by HomeSide, Inc. effective February 10, 1998; (b) pursuant to a first amendment ("First Amendment") to the Plan adopted November 14, 2000, by unanimous written consent of the Deferred Compensation Committee as authorized by Section 6.1 of the Plan, the Plan was amended to remove

         Michigan National Corporation as a Participating Employer under the Plan; and (c) National Australia Bank Ltd. (New York Branch), although authorized to adopt the Plan pursuant to Sections 1.1 and 2.16, has never formally adopted the Plan and has furthermore advised the aforementioned HomeSide companies that it does not intend to adopt the Plan, and as a result, is not nor never has been a Participating Employer under the Plan.

2.27     Plan.  Plan means the NAB Group - USA Deferred  Compensation  Plan,  as
         ----
         documented herein and as may be amended thereafter.

2.28     Plan Year. Plan Year means January 1 through December 31.
         ---------

2.29     Spouse.  Spouse means the person married to the Participant at the date
         ------
         benefits become payable under the Plan.

2.30     Termination  Benefit.  Termination Benefit shall mean that benefit paid
         --------------------
         in accordance with Section 5.1 and Section 5.2 of the Plan.

2.31     Termination Benefit Dispersal Agreement.  Termination Benefit Dispersal
         ---------------------------------------
         Agreement means the form on which the Participant elects the method of payment for a Termination Benefit in connection with a Voluntary Deferral.

2.32     Termination  of Employment.  Termination  of Employment  shall mean the
         --------------------------
         termination of a Participant's employment with the Participating Employer for any reason.

2.33     Voluntary  Deferrals.  Voluntary  Deferrals made by a Participant shall
         --------------------
         mean all deferrals of Compensation under the Plan as permitted by the Deferred Compensation Committee.


                    ARTICLE III Eligibility and Participation

3.1      Eligibility  and  Participation.  Each  Employee  who is a member  of a
         -------------------------------
         select group of management or highly compensated employees, determined in the sole discretion of the Chief Executive Officer of such Employee's respective Employer, shall be eligible to participate in this Plan. Selection for participation in the Plan will be made by the Chief Executive Officer of such Employee's respective Employer.

3.2      Duration.  Once an Employee becomes a Participant,  such Employee shall
         --------
         continue to be a Participant so long as he or she is entitled to receive benefits hereunder, notwithstanding any subsequent termination of employment.

3.3      Revocation of Future  Participation.  Notwithstanding the provisions of
         -----------------------------------
         Section 3.2, the Chief Executive Officer of a Participant's respective Employer may revoke such Participant's eligibility to make future deferrals under this Plan. Such revocation will not affect in any manner a Participant's Account Balance or other terms of this Plan.

3.4      Notification.  Each  Participant  shall  be  notified  by the  Deferred
         -------------
         Compensation Committee, in writing, of his or her eligibility to participate in this Plan.

        ARTICLE IV Compensation Reduction Agreements and Account Balances

4.1      Compensation  Reduction Agreements.  The amount of a Voluntary Deferral
         ----------------------------------
         made under the Plan shall be in accordance with a written Compensation Reduction Agreement provided by the Deferred Compensation Committee for that purpose. The amount of a salary deferral election shall be made no later than December 1 preceding the Plan Year for which the deferral is made. The amount of an annual bonus deferral election shall be made no later than September 1 of the Fiscal Year to which such annual bonus relates. Other Compensation deferral elections shall be made prior to the time such amounts have been earned. Notwithstanding the foregoing,
         (i) an Employee who first becomes a Participant during any Plan Year may make salary deferral elections for such Plan Year within 30 days of becoming a Participant if permitted by the Deferred Compensation Committee member(s) representing such Participating Employer, and (ii) a Participant wishing to defer a guaranteed signing bonus must make a deferral election in respect of such guaranteed bonus within three weeks of commencement of employment if permitted by the Deferred Compensation Committee member(s) representing such Participating Employer. The Compensation Reduction Agreement shall designate the amount to be deferred in whole percentages of Compensation and/or as a dollar amount. Salary deferrals shall be applied on a pro rata basis to each pay period during the Plan Year. In addition, a Participant shall be permitted to designate a Beneficiary on a form prescribed for such purpose by the Deferred Compensation Committee. To be effective, a Compensation Reduction Agreement and beneficiary designation form must be received and approved by the Deferred Compensation Committee.

4.2      Termination  Benefit Election.  If a Termination  Benefit is elected by
         -----------------------------
         Participant, the Participant shall file the Termination Benefit Dispersal Agreement with the Deferred Compensation Committee. Such agreement shall state the Participant's election concerning the payment distribution method for his/her Termination Benefit. The entire Termination Benefit Balance shall be distributed pursuant to only one payment distribution method (possible payment distribution methods are defined in Section 5.2); provided, however, if the Participant, prior to the Second Amendment, elected more than one payment distribution method, then such multiple distribution methods shall remain in effect in connection with elections made prior to the Second Amendment unless such multiple distribution methods are waived by the Participant and thenceforth the entire Termination Benefit Balance shall be distributed pursuant to only one payment distribution method elected by the Participant. A Participant may change the method of Termination Benefit payment election at any time during each Plan Year by filing a revised

         Termination Benefit Dispersal Agreement with the Deferred Compensation Committee. If the most recent Termination Benefit election is not at least twelve (12) months prior to Termination of Employment, then the prior election that is at least twelve (12) months prior to Termination of Employment shall control.

4.3      Interim Distribution Election. If an Interim Distribution is elected by
         -----------------------------
         Participant, the Participant shall file the Interim Distribution Dispersal Agreement with the Deferred Compensation Committee. Such agreement shall state the Interim Distribution Date elected by Participant. A Participant may elect to have one or more Interim Distribution Dates but a Participant may have no more than three (3) Interim Distribution Dates outstanding at any given time (provided the Deferred Compensation Committee reserves the right to increase or decrease such number of dates). One time per Interim Distribution Date (not counting substitute Dates), and upon written request of Participant, an Interim Distribution Date may be substituted with another Interim Distribution Date provided the request is made at least one (1) year prior to the Interim Distribution Date being changed, and the substitute Interim Distribution Date is at least one (1) year later in time from the Interim Distribution Date being changed. Any such request for a substitute Interim Distribution Date shall be subject to the discretionary approval of the Deferred Compensation Committee. Upon request of Participant, an Interim Distribution Date may be eliminated provided such request is at least one (1) year before such Interim Distribution Date; provided further, (a) any such change shall be subject to the discretionary approval of the Deferred Compensation Committee and (b) the amount in the Interim Distribution Balance sub-account relating to such eliminated Interim Distribution Date shall be deposited into the Termination Benefit Balance.

4.4      Prohibition Against Compensation Reduction Agreement Modifications.  In
         ------------------------------------------------------------------
         connection with a Voluntary Deferral of salary, a Participant may not modify a Compensation Reduction Agreement during a Plan Year by changing the amount of the Compensation reduction. In addition, a Participant may not revoke a Compensation Reduction Agreement once approved by the Deferred Compensation Committee.

4.5      Adjustments to Account Balances.
         --------------------------------

         (a) On and after the Effective Date, a Participant's Account Balance shall be credited with amounts deferred pursuant to Compensation Reduction Agreements, and further credited or debited in an amount equal to the hypothetical return on such Account Balance from the date on which such deferred Compensation would otherwise have been distributed to such Participant, assuming for such purpose that such Account Balance had been actually invested during such period in one or more of a number of investments, as provided in Section 4.5(b). In the case of a Termination Benefit, such debiting and crediting shall continue through the later of (i) the end of the month of such Participant's Termination of Employment, and (ii) the end of the installment period under Section 5.2, if applicable. In the case of an Interim Distribution, such debiting and crediting shall continue through the close of business on the last business day of the calendar year preceding the applicable Interim Distribution Date.

         (b) The Deferred Compensation Committee shall provide each Participant with an Allocation Election outlining a list of available hypothetical investments which may be designated by such Participant (as provided below) for purposes of determining the adjustments to such Participant's Account Balance under Section 4.5(a). Such investment options shall initially include the Merrill Lynch Corporate Bond Index (high quality, 1-10 year term) plus 1% and such other options as set forth on Schedule A.

         For all investment options other than the Merrill Lynch Corporate Bond Index, the adjustment shall be based upon the return of the funds during the applicable period. With respect to amounts hypothetically invested in the Merrill Lynch Corporate Bond Index, such amounts shall be credited quarterly based upon the index rate in effect at the beginning of each calendar quarter. The Deferred Compensation Committee, in its sole discretion, shall be permitted to add or remove hypothetical investment options; provided, that in the event the Merrill Lynch Corporation Bond Index hypothetical investment option is removed, the Deferred Compensation Committee will provide a replacement hypothetical investment option based upon the yield of United States Treasury securities with a constant maturity of at least one year (the "Bond Index Substitute Investment"), unless the Plan has been terminated in accordance with Article VII; provided, further, that any such additions or removals of hypothetical investment options shall not be effective with respect to any period prior to the effective date of such change. For the avoidance of doubt, if a Participant has elected that all or any portion of a Participant's Account Balance (or future deferrals) are to be hypothetically invested in a hypothetical investment option that is removed by the Deferred Compensation Committee, such Participant shall be required to elect a different hypothetical investment option with respect to such portion of such Participant's Account Balance (or such future deferrals); and until such time as such Participant has made a new election, the applicable portion of such Participant's Account Balance (and future deferrals) shall be deemed to be invested in the Merrill Lynch Corporate Bond Index (or Bond Index Substitute Investment).

         Through the use of an Allocation Election Form, each Participant may elect how such Participant's Account Balance is deemed to be hypothetically invested; provided that such allocations shall be in increments of five percent (5%). If a Participant fails to elect how deferrals are deemed to be hypothetically invested, such deferrals shall be deemed to be hypothetically invested in the Merrill Lynch Corporation Bond Index (or, if such option has been removed, the replacement option based upon the yield of United States Treasury securities with a constant maturity of at least one year). Once in each calendar quarter, if a Participant elects, the Account Balance may be reallocated among the various hypothetical investment options; provided that such allocations shall be in increments of five percent (5%). Similarly, once each calendar quarter, each Participant may file an election to change the hypothetical investment of future deferrals. Election changes may be permitted more frequently than quarterly if permitted by the Deferred Compensation Committee for all Participants. In the event a Participant is currently receiving Termination Benefit distributions from such Participant's Termination Benefit Balance in installments, the amount of each installment shall be reamortized annually to reflect the return over the prior year of the investment option in which such Termination Benefit Balance is hypothetically invested. Notwithstanding anything in this Section 4.5(b) to the contrary, each Participating Employer shall have the sole and exclusive authority to invest any or all amounts (deferred by those Participants who are (or were) employed by such Employer) in any manner, regardless of any hypothetical investment election by any Participant. A Participant's hypothetical investment election shall be used solely for purposes of determining the deemed investment yield to be credited or debited to such Participant's Account Balance.


               ARTICLE V Benefit Payments and Certain Withdrawals

5.1      Termination Benefit.  Subject to the provisions of this Article V, each
         -------------------
         Participant shall be entitled to a Termination Benefit in an amount equal to such Participant's Termination Benefit Balance as of the end of the month in which Termination of Employment occurs, subject to subsequent increase or decrease in the Termination Benefit Balance based on hypothetical investment returns during the installment period in the event Participant elects to receive payment in installments under Section 5.2(b).

5.2      Form of Payment for  Termination  Benefit.  A Participant may elect (as
         -----------------------------------------
         provided in Section 4.2) to have such Participant's Termination Benefit Balance distributed: (a) in a single lump sum within forty-five (45) days following Termination of Employment; or (b) in annual installment payments for a selected number of years not to exceed twenty (20) years. If installments are elected, up to three of the annual installments may be in amounts selected by the Participant with the remaining payments being in equal amounts (all such installment payments being subject to increase or decrease based on the hypothetical investment returns during the installment period). If installments are elected, the first installment shall be payable within 45 days of Termination of Employment, with subsequent installments being paid each calendar year thereafter within forty-five (45) days following the first business day of such calendar year until all scheduled payments have been made.

5.3      Disability Benefit. In the event of Disability, a Participant may elect
         ------------------
         to commence immediate distribution of such Participant's Termination Benefit in accordance with the form of payment previously elected under the current Termination Benefit Dispersal Agreement. For purposes of Termination Benefit distribution pursuant to Section 5.3, the last business day of the month in which the Disability occurs shall be deemed the equivalent of the date on which Termination of Employment occurs.

5.4      Death Benefit.  Notwithstanding a Participant's  election as to form of
         -------------
         payment pursuant to a Compensation Dispersal Agreement, upon the death of such Participant, such Participant's Beneficiary shall be paid a single lump sum in an amount equal to the Participant's Account Balance as of such Participant's date of death.

5.5      Change  in  Control.  Notwithstanding  anything  in  the  Plan  to  the
         -------------------
         contrary, in the event of an Involuntary Termination of Employment within three (3) years following a Change in Control, each Participant's Account Balance shall be valued as of the last day of the month in which the Involuntary Termination of Employment occurs, and shall be paid to such Participant in a lump sum within seven (7) days following such valuation date.

         5.6 Interim Distribution.
         --------------------------

         (a) A Participant may elect, on the Compensation Dispersal Agreement for a given Compensation deferral, to have a portion, or all, of such Voluntary Deferral, as well as any hypothetical investment gains and losses specifically attributable to such deferrals, paid within forty-five (45) days following an Interim Distribution Date designated by the Participant. Upon deferral, the portion of the Voluntary Deferral designated by the Participant to be distributed as an Interim Distribution shall be credited to the Interim Distribution Balance.

         (b) The Participant may also elect a "maximum amount" for the Interim Distribution. In the event the Interim Distribution Balance relating to a given Interim Distribution Date exceeds the specified maximum amount at the time specified for distribution, then the excess balance shall be credited to the Termination Benefit Balance. Otherwise, the Interim Distribution Balance shall be the distribution amount. The Interim Distribution shall be measured as of the close of business on the last business day of the calendar year preceding the applicable Interim Distribution Date.

         (c) Notwithstanding a Participant's election to receive an Interim Distribution, the entire Interim Distribution Balance shall be distributable upon the occurrence of any event which triggers a Termination Benefit distribution (whether lump sum or installments) under any other provision of this Article V.

5.7      Early  Withdrawal.  Through an Early Withdrawal prior to Termination of
         -----------------
         Employment, a Participant may elect to have no less than 25% and up to all of his Account Balance distributed at any time and for any reason, subject to a penalty of 10% of the amount distributed. The penalty shall be forfeited to the Company. Such distribution shall be determined utilizing the last monthly valuation of the Account Balance preceding the desired Early Withdrawal and shall be payable within forty-five (45) days of such date. No deferrals shall be made under the Plan on behalf of such Participant for the balance of the Plan Year in which such election is made or for the following Plan Year. The amount of such Early Withdrawal shall be debited to the Participant's Termination Benefit Balance until depleted, and then to the Interim Distribution Balance (commencing with the Distribution Balance sub-account relating to the most distant Interim Distribution Date) until depleted.

5.8      Hardship  Withdrawal.  A  Participant  may  request,  in writing to the
         --------------------
         Deferred Compensation Committee, a distribution under the Plan if the Participant experiences a financial hardship. A "financial hardship" is an unanticipated emergency that is caused by an event beyond the control of a Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted. The Deferred Compensation Committee, in its sole discretion, shall determine whether a Participant has experienced a financial hardship. The amount of any distribution for financial hardship is limited to the amount of the severe financial need, which cannot be met with other resources of the Participant. The amount of such hardship distribution shall be debited to the Participant's Termination Benefit Balance until depleted, and then to the Interim Distribution Balance (commencing with the Distribution Balance sub-account relating to the most distant Interim Distribution Date) until depleted. Such distribution shall be determined utilizing the last monthly valuation of the Account Balance preceding the Hardship Withdrawal and shall be payable within fifteen
         (15) days following approval of the Hardship Withdrawal by the Deferred Compensation Committee.


                                   ARTICLE VI
                                 Administration

6.1      Plan  Administration.  This Plan shall be  administered by the Deferred
         --------------------
         Compensation Committee, which shall have authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

6.2      Withholding.  Each  Participant's  respective  Employer  shall have the
         -----------
         right to withhold from any payment made under the Plan (or any amount deferred into the Plan) any taxes required by law to be withheld in respect of such payment (or deferral).

6.3 Indemnification. Each Employer shall indemnify and hold harmless each employee, officer, or director of such Employer to whom is delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon him (including but not limited to reasonable attorney fees) which arise as a result of his actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty, or expense is not paid for by liability insurance purchased or paid for by such Employer. Notwithstanding the foregoing, an Employer shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless such Employer consents in writing to such settlement or compromise.

6.4      Expenses.  The expenses of administering the Plan shall be paid equally
         --------
         by the Participating Employers.

6.5      Delegation  of  Authority.  In the  administration  of this  Plan,  the
         -------------------------
         Deferred Compensation Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with legal counsel who may be legal counsel to a Participating Employer.

6.6      Binding  Decisions  or Actions.  The decision or action of the Deferred
         ------------------------------
         Compensation Committee in respect of any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.


                                   ARTICLE VII
                            Amendment and Termination

7.1      Amendment and  Termination.  The Plan is intended to be permanent,  but
         --------------------------
         the Deferred Compensation Committee may at any time modify, amend, or terminate the Plan, provided that such modification, amendment or termination shall not cancel, reduce, or otherwise adversely affect the amount of benefits of any Participant accrued (and any form of payment elected) as of the date of any such modification, amendment, or termination, without the consent of the Participant; provided, the Deferred Compensation Committee shall be permitted upon Plan termination to pay each Participant (without such Participant's consent) a lump sum in the amount of such Participant's Account Balance as of the date of such Plan termination.

7.2      Constructive  Receipt  Termination.  Notwithstanding  anything  to  the
         ----------------------------------
         contrary in the Plan, if any Participant receives a deficiency notice from the United States Internal Revenue Service asserting constructive receipt of amounts payable under the Plan, the Deferred Compensation

         Committee, in its sole discretion, may terminate the Plan or such Participant's participation in the Plan.


                                  ARTICLE VIII
                                     Funding

8.1      General  Assets.  All benefits in respect of a  Participant  under this
         ---------------
         Plan shall be paid directly from the general funds of such Participant's Employer (or former Employer), and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. No Participant, Spouse or Beneficiary shall have any right, title or interest whatever in or to any investments which the Employer may make to aid the Employer in meeting its obligation hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between an Employer and any Employee, Spouse, or Beneficiary. To the extent that any person acquires a right to receive payments from an Employer hereunder, such rights are no greater than the right of an unsecured creditor of such Employer.

8.2      Rabbi Trust.  Any  Employer  may, at its sole  discretion,  establish a
         -----------
         grantor trust, commonly known as a Rabbi Trust, as a vehicle for accumulating the assets needed to pay the promised benefit, but no Employer shall be under any obligation to establish any such trust or any other funding vehicle.


                                   ARTICLE IX
                               General Conditions

9.1      Anti-assignment  Rule.  No  interest  of  any  Participant,  Spouse  or
         ---------------------
         Beneficiary under this Plan and no benefit payable hereunder shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect, nor shall any such interest or any such benefit be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through any Participant, Spouse or Beneficiary.

9.2      No Legal or  Equitable  Rights or  Interest.  No Employee  and no other
         -------------------------------------------
         person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in this Plan does not give any person any right to be retained in the service of any employer. The right and power of any Employer to dismiss or discharge such Employer's Employee is expressly reserved.

9.3      No Employment Contract.  Nothing contained herein shall be construed to
         ----------------------
         constitute a contract of employment between an Employee and an Employer.

9.4      Headings.  The headings of Sections are included solely for convenience
         --------
         of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

9.5      Invalid or  Unenforceable  Provisions.  If any  provision  of this Plan
         -------------------------------------
         shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and the Plan shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included. In particular, if it shall be held that application of the Code to this Plan would cause any payment to be received by a Participant to be taxable in advance of the payment schedule elected by Participant, then (a) the provision of this Plan causing such advanced taxability shall be severed from this Plan and shall have no further force and effect and
         (b) to the extent a Participant has already begun to receive payments, then any remaining payments shall be accelerated to coincide with the calendar year in which such tax is assessed.

9.6      Governing  Law.  The laws of the  State of New York  shall  govern  the
         --------------
         construction and administration of the Plan.

     IN WITNESS WHEREOF, the following Participating Employers have caused this Plan to be adopted, effective as of February 10, 1998.



                                    HOMESIDE INTERNATIONAL, INC.
                                    F/K/A HOMESIDE, INC.

                                    By: ______________________________________
                                    Its:  Chairman and Chief Executive Officer

                                    ATTEST:_________________________________

Schedule A
----------



Fidelity Contra
Fidelity Magellan
Janus
Fidelity Growth & Income
Independence One Equity Plus
Vanguard Index 500
Brandywine
PBHG Growth PBHG
Heartland
Dodge & Cox Balanced
T. Rowe Price International
Vanguard International
Fidelity Government Securities
Fidelity Investment Grade Bond
Independence One Fixed Income
Money Market Fund

THE AFOREMENTIONED HYPOTHETICAL INVESTMENTS ARE REPLACED BY THE ATTACHED HYPOTHETICAL INVESTMENTS THAT HAVE BEEN APPROVED BY THE DEFERRED COMPENSATION COMMITTEE.